Exhibit 32.1
ROTATE BLACK, INC.
FORM 10-Q FOR THE QUARTER ENDED DECEMBER 31, 2010
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, John Paulsen, certify that:

1.	I am the President, chief executive officer and chief financial officer of Rotate Black, Inc.
2.
Attached to this certification is Form 10-Q for the quarter ended March 31, 2011, a periodic report (the “periodic report”) filed by the issuer with the Securities Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (the “Exchange Act”), which contains financial statements.

3.	I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
•	The periodic report containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act, and
•	The information in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the issuer for the periods presented.

Rotate Black, Inc.

Dated August 8, 2011	By:	/s/ John Paulsen
John Paulsen, Chairman, CEO and CFO
(Principal Executive Officer and Principal Financial Officer)